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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 21, 2001


                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)




               Delaware                    0-13667              22-2677298
       (State or other jurisdiction      (Commission          (IRS Employer
           of incorporation)             File Number)       Identification No.)


    300 Oxford Drive, Monroeville, PA                             15146
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's Telephone Number, including area code: (412) 856-2200


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ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

Effective May 31, 2001, PDG Environmental, Inc. and subsidiaries (the "Corporation") entered into an agreement (the "Agreement") with Tri-State Restorations, Inc. ("Tri-State") and Timothy Vitta and Thomas Stevens (collectively "the Principals") for the purchase of selected assets and assumption of contracts of Tri-State. Tri-State owned and operated a business which conducted environmental remediation, demolition and asbestos abatement.

As consideration for the purchase, the Corporation paid Tri-State $541,000 in cash, $150,000 in the form of a subordinated note at 6 1/2% interest due May 31, 2002 and 300,000 shares of the Corporation's common stock and entered into a three-year employment agreement with the Principals that provides for additional compensation in addition to an annual salary. Additional compensation consists of 60% of the annual operating income generated by the Tri-State operation in excess of $150,000 for the period June 1, 2001 through May 31, 2003 and 60% of the annual operating income generated by the Tri-State operation in excess of $200,000 for the period June 1, 2003 through May 31, 2004. The additional compensation is payable annually to the Principals on August 31 of each year.

Tri-State's revenues for the years ended December 31, 2000 and 1999 were $11,665,000 and $9,588,000, respectively.

ITEM 7 - FINANCIAL STATEMENTS & EXHIBITS

          (a)    Financial Statements of Business Acquired

          (b)    Pro Forma Financial Information:

                 The Corporation notes that is impracticable to provide the financial statements of the business acquired and related pro forma financial information at this time. It expects to file the December 31, 2000 and 1999 financial statements of Tri-State by September 4, 2001 along with the related pro forma financial information.

          (c)    Exhibits


                                                                        PAGES OF
                                                                      SEQUENTIAL
                     EXHIBIT INDEX                              NUMBERING SYSTEM
                     -------------                              ----------------

     2    Asset Purchase Agreement, dated as of June
          15, 2001 by and among Tri-State Restorations,
          Inc. and Project Development Group, Inc. and
          PDG Environmental, Inc.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     PDG ENVIRONMENTAL, INC.




                                     By   /s/John C. Regan
                                       -----------------------------------------
                                           John C. Regan
                                           Chairman and Chief Executive Officer











Date:  July 6, 2001




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